As filed with the Securities and Exchange Commission on April 19, 2017

Registration No. 333-209036

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Post-Effective

Amendment No. 1

to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Metaldyne Performance Group Inc.

MPG Holdco I Inc.

(Exact Name of Registrants as Specified in Its Charter)

(See table of additional registrants)

Delaware	47-1420222
Delaware	47-1982408
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

One Dauch Drive

Detroit, Michigan 48211

(313) 758-2000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrants’ Principal Executive Offices)

David E. Barnes

American Axle & Manufacturing, Inc.

One Dauch Drive

Detroit, Michigan 48211

(313) 758-2000

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copy to:

Lisa L. Jacobs, Esq.

Shearman & Sterling LLP

599 Lexington Avenue

New York, New York 10022

(212) 848-4000

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
ASP Grede AcquisitionCo LLC	Delaware	46-5262890
ASP Grede Intermediate Holdings LLC	Delaware	46-5236694
ASP HHI Acquisition Co., Inc.	Delaware	46-0960591
ASP HHI Holdings, Inc.	Delaware	46-0950155
ASP HHI Intermediate Holdings II, Inc.	Delaware	46-0930921
ASP HHI Intermediate Holdings, Inc.	Delaware	46-0938599
ASP MD Holdings, Inc.	Delaware	46-1221703
ASP MD Intermediate Holdings II, Inc.	Delaware	46-1212382
ASP MD Intermediate Holdings, Inc.	Delaware	46-1201937
Bearing Holdings, LLC	Delaware	61-1754310
Citation Lost Foam Patterns, LLC	Delaware	27-1678991
Cloyes Acquisition Company	Delaware	41-2098630
Cloyes Gear and Products, Inc.	Ohio	34-0680655
Cloyes Gear Holdings, LLC	Delaware	27-1251882
Forging Holdings, LLC	Delaware	35-2525415
Gearing Holdings, LLC	Delaware	37-1776445
Grede Holdings LLC	Delaware	27-1652192
Grede II LLC	Delaware	27-1678991
Grede LLC	Delaware	27-1248417
Grede Machining LLC	Delaware	27-3923156
Grede Wisconsin Subsidiaries LLC	Wisconsin	39-1535863
GSC RIII-Grede LLC	Delaware	27-1825881
Hephaestus Holdings, LLC	Delaware	41-2184344
HHI Forging, LLC	Delaware	41-2184347
HHI Formtech Holdings, LLC	Delaware	27-1086215
HHI Formtech, LLC	Delaware	27-0616933
HHI Funding II, LLC	Delaware	27-1136210
HHI Holdings, LLC	Delaware	26-2752467
Impact Forge Group, LLC	Delaware	20-5095432
Impact Forge Holdings, LLC	Delaware	20-5095539
Jernberg Holdings, LLC	Delaware	41-2184353
Jernberg Industries, LLC	Delaware	41-2184354
Kyklos Bearing International, LLC	Delaware	26-1979555
Kyklos Holdings, LLC	Delaware	26-1979519
MD Investors Corporation	Delaware	80-0439981
Metaldyne BSM, LLC	Delaware	27-0951584
Metaldyne M&A Bluffton, LLC	Delaware	27-0951678
Metaldyne Powertrain Components, Inc.	Delaware	27-0951786
Metaldyne Sintered Ridgway, LLC	Delaware	27-0951522
Metaldyne SinterForged Products, LLC	Delaware	27-0951460
Metaldyne, LLC	Delaware	27-0951240
Punchcraft Machining And Tooling, LLC	Delaware	27-1056645
Shop IV Subsidiary Investment (Grede), LLC	Delaware	27-1776073
The Mesh Company, LLC	Arkansas	62-1668155

The address, including zip code, and telephone number, including area code, of each Additional Registrant’s principal executive offices is: c/o One Dauch Drive, Detroit, Michigan 48211, (313) 758-2000.

The name, address, including zip code and telephone number, including area code, of agent for service for each of the Additional Registrants is: David E. Barnes, One Dauch Drive, Detroit, Michigan 48211, (313) 758-2000.

DEREGISTRATION OF SECURITIES

This Post-Effective Amendment No. 1 relates to the Registration Statement on Form S-3 (Registration No. 333-209036) (the “Registration Statement”) filed by Metaldyne Performance Group Inc. and each of the additional registrants set forth in the “Table of Additional Registrants” below (together, the “Registrants”) on January 19, 2016 with the Securities and Exchange Commission (the “SEC”) registering the offer and sale of up to $300,000,000 principal amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units, and Guarantees of Debt Securities, and up to 53,187,376 shares of Common Stock by certain selling stockholders, which became effective on February 2, 2016.

The Registrants hereby file this Post-Effective Amendment No. 1 to deregister all remaining Common Stock, Preferred Stock, Debt Securities, Warrants, Units, and Guarantees of Debt Securities under the Registration Statement, such deregistration being in accordance with an undertaking made by the Registrants in the Registration Statement to remove from registration, by means of a post-effective amendment, any of the securities which remain unsold at the termination of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Metaldyne Performance Group Inc.

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned directors and officers of Metaldyne Performance Group Inc., hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David C. Dauch	Chairman of the Board & Chief Executive Officer/Director	April 19, 2017
David C. Dauch	(Principal Executive Officer)

/s/ Christopher J. May	Vice President & Chief Financial Officer	April 19, 2017
Christopher J. May	(Principal Financial Officer)

/s/ Michael K. Simonte	Director	April 19, 2017
Michael K. Simonte

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

MPG Holdco I Inc.

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned directors and officers of MPG Holdco I Inc., hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

ASP Grede AcquisitionCo LLC

By: ASP Grede Intermediate Holdings LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers and managers of ASP Grede Intermediate Holdings LLC, as sole member of ASP Grede AcquisitionCo LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Manager	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

ASP Grede Intermediate Holdings LLC

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned managers and officers of ASP Grede Intermediate Holdings LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Manager	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

ASP HHI Acquisition Co., Inc.

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned directors and officers of ASP HHI Acquisition Co., Inc., hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

ASP HHI Holdings, Inc.

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned directors and officers of ASP HHI Holdings, Inc., hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

ASP HHI Intermediate Holdings, Inc.

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned directors and officers of ASP HHI Intermediate Holdings, Inc., hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

ASP HHI Intermediate Holdings II, Inc.

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned directors and officers of ASP HHI Intermediate Holdings II, Inc., hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

ASP MD Holdings, Inc.

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned directors and officers of ASP MD Holdings, Inc., hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

ASP MD Intermediate Holdings, Inc.

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned directors and officers of ASP MD Intermediate Holdings, Inc., hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

ASP MD Intermediate Holdings II, Inc.

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned directors and officers of ASP MD Intermediate Holdings II, Inc., hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Bearing Holdings, LLC

By: HHI Holdings, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers and managers of HHI Holdings, LLC, as sole member of Bearing Holdings, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Citation Lost Foam Patterns, LLC

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned managers and officers of Citation Lost Foam Patterns, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Cloyes Acquisition Company

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned director and officers of Cloyes Acquisition Company, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Cloyes Gear and Products, Inc.

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned directors and officers of Cloyes Gear and Products, Inc., hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Cloyes Gear Holdings, LLC

By: Gearing Holdings, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of Gearing Holdings, LLC, as sole member of Cloyes Gear Holdings, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Forging Holdings, LLC

By: HHI Holdings, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of HHI Holdings, LLC, as sole member of Forging Holdings, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Gearing Holdings, LLC

By: HHI Holdings, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of HHI Holdings, LLC, as sole member of Gearing Holdings, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Grede Holdings LLC

By: ASP Grede AcquisitionCo LLC, as managing member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of ASP Grede AcquisitionCo LLC, as sole member of Grede Holdings LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Manager	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Grede LLC

By: Grede Holdings LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of Grede Holdings LLC, as sole member of Grede LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Manager	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Grede II LLC

By: Grede Holdings LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of Grede Holdings LLC, as sole member of Grede II LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Manager	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Grede Machining LLC

By: Grede II LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of Grede II LLC, as sole member of Grede Machining LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Manager	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Grede Wisconsin Subsidiaries LLC

By: Grede II LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of Grede II LLC, as sole member of Grede Wisconsin Subsidiaries LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Manager	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

GSC RIII-Grede LLC

By: ASP Grede AcquisitionCo LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of ASP Grede AcquisitionCo LLC, as sole member of GSC RIII-Grede LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Manager	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Hephaestus Holdings, LLC

By: Forging Holdings, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of Forging Holdings, LLC, as sole member of Hephaestus Holdings, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

HHI Forging, LLC

By: Hephaestus Holdings, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of Hephaestus Holdings, LLC, as sole member of HHI Forging, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

HHI FormTech, LLC

By: HHI FormTech Holdings, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of HHI FormTech Holdings, LLC, as sole member of HHI FormTech, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

HHI FormTech Holdings, LLC

By: Hephaestus Holdings, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of Hephaestus Holdings, LLC, as sole member of HHI FormTech Holdings, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

HHI Funding II, LLC

By: Hephaestus Holdings, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of Hephaestus Holdings, LLC, as sole member of HHI Funding II, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

HHI Holdings, LLC

By: ASP HHI Acquisition Co., Inc., as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers ASP HHI Acquisition Co., Inc., as sole member of HHI Holdings, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Impact Forge Group, LLC

By: Impact Forge Holdings, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of Impact Forge Holdings, LLC, as sole member of Impact Forge Group, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Impact Forge Holdings, LLC

By: HHI Forging, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of HHI Forging, LLC, as sole member of Impact Forge Holdings, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Jernberg Holdings, LLC

By: HHI Forging, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of HHI Forging, LLC, as sole member of Jernberg Holdings, LLC hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Jernberg Industries, LLC

By: Jernberg Holdings, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of Jernberg Holdings, LLC, as sole member of Jernberg Industries, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Kyklos Bearing International, LLC

By: Kyklos Holdings, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of Kyklos Holdings, LLC, as sole member of Kyklos Bearing International, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Kyklos Holdings, LLC

By: Bearing Holdings, LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers of Bearing Holdings, LLC, as sole member of Kyklos Holdings, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

MD Investors Corporation

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned directors and officers of MD Investors Corporation, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Metaldyne BSM, LLC

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned managers and officers of Metaldyne BSM, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Manager	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Metaldyne M&A Bluffton, LLC

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned managers and officers of Metaldyne M&A Bluffton, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Manager	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Metaldyne Powertrain Components, Inc.

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned directors and officers of Metaldyne Powertrain Components, Inc., hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Metaldyne Sintered Ridgway, LLC

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned managers and officers of Metaldyne Sintered Ridgway, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Manager	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Metaldyne SinterForged Products, LLC

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned managers and officers of Metaldyne SinterForged Products, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Manager	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Metaldyne, LLC

By: MD Investors Corporation, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned officers and directors of MD Investors Corporation, as sole member of Metaldyne, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Punchcraft Machining and Tooling, LLC

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned managers and officers of Punchcraft Machining and Tooling, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Manager	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

Shop IV Subsidiary Investment (Grede), LLC

By: ASP Grede AcquisitionCo LLC, as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned director and officers of ASP Grede AcquisitionCo LLC, as sole member of Shop IV Subsidiary Investment (Grede), LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Manager	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Manager	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Manager	April 19, 2017
David E. Barnes

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the registration statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on April 19, 2017.

The Mesh Company, LLC

By: Cloyes Gear and Products, Inc., as sole member

By:	/s/ Christopher J. May
Name:	Christopher J. May
Title:	Vice President & Chief Financial Officer

* * * *

POWER OF ATTORNEY

The undersigned director and officers of Cloyes Gear and Products, Inc., as sole member of The Mesh Company, LLC, hereby appoint Christopher J. May, as attorney-in-fact for the undersigned, with full power of substitution for, and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act, any and all amendments (including post-effective amendments) and exhibits to this Post-effective amendment No. 1 to the registration statement on Form S-3 and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement on has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael K. Simonte	Chairman of the Board	April 19, 2017
Michael K. Simonte

/s/ Christopher J. May	Director	April 19, 2017
Christopher J. May

/s/ David E. Barnes	Director	April 19, 2017
David E. Barnes